EXHIBIT 10.3

ACKNOWLEDGMENT AND AFFIRMATION OF VALIDITY CERTIFICATES

This ACKNOWLEDGMENT AND AFFIRMATION OF VALIDITY CERTIFICATES (the "Acknowledgment") is dated effective as of the 3rd day of December, 2015, by STEPHEN SABER, an individual, NICHOLAS SABER, an individual, and JOHN SABER, an individual (each of the foregoing sometimes individually referred to as a "Principal" and all of them sometimes collectively hereinafter referred to as the "Principals"), in favor of and for the benefit of TCA GLOBAL CREDIT MASTER FUND, LP ("Lender").

RECITALS

WHEREAS, THE PULSE NETWORK, INC., a Nevada corporation (the "Borrower"), other Credit Parties, and Lender entered into and executed that certain Credit Agreement dated as of September 30, 2014, but made effective as of October 3, 2014 (the "Original Credit Agreement"), together with First Amendment to Credit Agreement dated as of December 16, 2014 (the "First Amendment"), together with Second Amendment to Credit Agreement dated as of April 1, 2015 (the "SecondAmendment") (the Original Credit Agreement, together with the First Amendment, together with the second Amendment, and together with all other renewals, extensions, future advances, amendments, modifications, substitutions, or replacements thereof, sometimes collectively referred to as the "CreditAgreement), and in connection therewith the Borrower and the Guarantors executed various other "LoanDocuments," as applicable; and

WHEREAS, in connection with and as part of the Loan Documents, the Principals executed and delivered to Lender the Validity Certificates, which are included within the Loan Documents; and

WHEREAS, simultaneously herewith, the Borrower and Lender are entering into a Third Amendment to the Credit Agreement (the "Third Amendment"), and in connection with the Third Amendment, Lender requires that Principals acknowledge, affirm and agree to certain matters, all as more specifically set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Acknowledgment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Acknowledgement shall have the same meaning ascribed to them in the Credit Agreement, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Acknowledgment and the terms and provisions of any other Loan Documents, the terms and provisions of this Acknowledgment shall control, but only to the extent of any such conflict or ambiguity.

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4. Acknowledgments and Agreements. Each of the Principals, intending to be legally bound hereby, does hereby acknowledge and agree as follows: (i) Principals acknowledge having reviewed the terms of the Third Amendment, and agree to the terms thereof; (ii) that the Validity Certificates, and other Loan Documents to which the Principals are a party, and all representations, warranties, covenants, agreements and guaranties made by Principals thereunder, and under any other Loan Documents by which the Principals may be bound, shall and do hereby remain, are effective and continue to apply to the Loan Documents, and with respect to all Obligations of the Borrower under the Loan Documents, as amended by the Third Amendment; (iii) that the Third Amendment shall not in any way adversely affect or impair the obligations of the Principals to Lender under any of the Loan Documents by which Principals may be bound; and (iv) all of the Loan Documents are each hereby ratified, confirmed and continued, all as of the date of this Acknowledgment.

5. Execution. This Acknowledgment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Acknowledgment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

[Signatures on the following page]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Acknowledgment as of the day and year first above written.

PRINCIPALS:

/s/ Stephen Saber
STEPHEN SABER

/s/ Nicholas Saber
NICHOLAS SABER

/s/ John Saber
JOHN SABER

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